UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PRB Gas Transportation, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRB GAS TRANSPORTATION, INC.

1875 Lawrence Street, Suite 450

Denver, Colorado 80202

PROXY STATEMENT AND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 14, 2005

                To our Shareholders:

                You are cordially invited to attend a Special Meeting of the Shareholders of PRB Gas Transportation, Inc. (the “Company”). The Special Meeting will be held at our executive offices located at 1875 Lawrence Street, Suite 450, Denver, Colorado 80202 at 9:00 a.m. on October 14, 2005, or at any adjournment or postponement thereof, for the following purposes:

1.                                       To consider and vote upon an amendment to the Company’s Amended and Restated Articles of Incorporation to change Article Sixth to provide that the number of directors shall be a variable number consisting of at least one director but no more than nine directors and that the exact number of directors shall be established by the board of directors.

2.                                       To transact such other business as may properly come before the meeting.

                Details relating to the above matters are set forth in the attached Proxy Statement. All Shareholders of record of the Company as of the close of business on September 23, 2005 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

                ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

Robert W. Wright, Chief Executive Officer
September 27, 2005

PROXY STATEMENT

PRB GAS TRANSPORTATION, INC.

1875 Lawrence Street, Suite 450

Denver, Colorado 80202

Telephone:  (303) 308-1330

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 14, 2005

                This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PRB Gas Transportation, Inc. (referred to as the “Company,” “we,” “our” or “us”), a Nevada corporation, for use at our Special Meeting of Shareholders of the Company (“Special Meeting”) to be held at our executive offices located at 1875 Lawrence Street, Suite 450, Denver, Colorado 80202 at 9:00 a.m. on October 14, 2005, or at any adjournment or postponement thereof. The Notice of Special Meeting, this Proxy Statement and the accompanying proxy card are being mailed to our Shareholders on or about September 27, 2005. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Approval of the proposal to amend our Amended and Restated Articles of Incorporation requires the affirmative vote of the holders of a majority of the Company’s issued and outstanding shares. The presence in person or by proxy of Shareholders owning a majority of the issued and outstanding shares of Common Stock constitutes a quorum for the Special Meeting. Abstentions and broker non-votes will be treated as a “no” vote for purposes of determining whether approval of the proposal has been obtained.

                Any Shareholders giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to us, by substituting a new proxy executed at a later date, or by requesting, in person, at the Special Meeting, that the proxy be returned.

                All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, facsimile or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

VOTING SHARES AND PRINCIPAL SHAREHOLDERS

                The close of business on September 23, 2005 has been fixed by our Board of Directors as the record date (the “record date”) for the determination of Shareholders entitled to notice of and to vote at the Special Meeting. On the record date, there were outstanding 7,461,000 shares of Common Stock, each share of which entitles the holder thereof to one vote on each matter which may come before the Special Meeting.

                The holders of a majority of the outstanding shares of Common Stock, whether present in person or represented by proxy, will constitute a quorum for purposes of the proposal to change Article Sixth to provide that the number of directors shall be a variable number consisting of at least one director but no more than nine directors and that the exact number of directors shall be established by the board of directors.

                Broker “non-votes” and the shares as to which a stockholder abstains from voting are included for purposes of determining whether a quorum of shares is present at a meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal, because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

The affirmative vote of a majority of our issued and outstanding shares of common stock are required to approve the amendment to our Amended and Restated Articles of Incorporation to change Article Sixth to provide that the number of directors shall be a variable number consisting of at least one director but no more than nine directors and that the exact number of directors shall be established by the board of directors. In tabulating the votes on the proposal, abstentions and broker non-votes will be treated as shares that are present but that have not been voted and accordingly will be treated as a “no” vote in determining whether the proposal is approved.

Stock Ownership of Management and Principal Stockholders

                The following table sets forth information regarding beneficial ownership of our common stock as of September 23, 2005:

• each of our executive officers and directors;

• all executive officers and directors as a group; and

• each person who is known by us to beneficially own more than 5% of our outstanding common stock.

                The address of each executive officer and director is 1875 Lawrence Street, Suite 450, Denver, Colorado 80202. The address of other beneficial owners is set forth below.

Name of Beneficial Owner	Number of Shares	Percentage of Total
Robert W. Wright (1)	989,750	13.2%
William F. Hayworth (2)	40,500	*
William P. Brand, Jr.	—	*
Thomas J. Jacobsen (3)	78,000	1.0%
Marilena C. Marrelli (4)	78,000	1.0%
Joseph W. Skeehan (5)	60,000	*

All executive officers and directors as a group (6 persons)	1,219,250	16.4%

5% Stockholder:

Heller 2002 Trust Fred Heller, Trustee 1700 Coronet Drive Reno, Nevada 89509	698,600	9.4%

*  Less than 1%

(1) Includes 26,250 shares of common stock issuable upon exercise of stock options.

(2) Includes 27,500 shares of common stock issuable upon exercise of stock options.

(3) Includes 30,000 shares of common stock issuable upon exercise of stock options.

(4) Includes 30,000 shares of common stock issuable upon exercise of stock options and 48,000 shares of common stock owned by Equity AG Financial, Inc., where Ms. Marrelli is employed as a Vice President.  Ms. Marrelli disclaims beneficial interest in these shares.

(5) Includes 40,000 shares of common stock issuable upon exercise of stock options.

                PROPOSAL TO AUTHORIZE AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE ARTICLE SIXTH TO PROVIDE THAT THE NUMBER OF DIRECTORS SHALL BE A VARIABLE NUMBER CONSISTING OF AT LEAST ONE DIRECTOR BUT NO MORE THAN NINE DIRECTORS.

Proposed Amendment to Certificate of Incorporation

                The Board of Directors has adopted resolutions setting forth the proposed amendment to Article Sixth of the Company’s Amended and Restated Articles of Incorporation (the “Amendment”), the advisability of the Amendment, and a call for submission of the Amendment for approval by the Company’s Shareholders at a Special Meeting of Shareholders. The following is the text of the Amendment to Article Sixth of the Amended and Restated Articles of Incorporation of the Company, as proposed to be amended:

                “Sixth:  The members of our governing board shall be known as directors. The board of directors shall be a variable number consisting of at least one director but no more than nine directors. The exact number of directors shall be established by the board of directors.”

Purpose and Effect of Proposed Amendment

                Currently, our Amended and Restated Articles of Incorporation limit us to no more than five  directors. The authorization of the proposed amendment to our Amended and Restated Articles of Incorporation would permit us to have up to nine directors giving us the opportunity to add directors who can provide additional expertise to us.

Vote Required

                If a quorum is present, the affirmative vote of a majority of the issued and outstanding shares of our common stock will be required for approval of the Amendment.

THE BOARD OF DIRECTORS AND MANAGEMENT UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO AUTHORIZE THE COMPANY TO CHANGE ARTICLE SIXTH TO PROVIDE THAT THE NUMBER OF DIRECTORS SHALL BE A VARIABLE NUMBER CONSISTING OF AT LEAST ONE DIRECTOR BUT NO MORE THAN NINE DIRECTORS AND THAT THE EXACT NUMBER OF DIRECTORS SHALL BE ESTABLISHED BY THE BOARD OF DIRECTORS.

MANAGEMENT

The following table sets forth certain information regarding each current director and each executive officer of the Company.

Name	Age	Positions
Robert W. Wright	67	Chairman, Chief Executive Officer and Director
William F. Hayworth	51	President, Chief Operating Officer and Director
William P. Brand, Jr.	49	Vice President - Finance
Thomas J. Jacobsen	71	Director
Marilena C. Marrelli	27	Director
Joseph W. Skeehan	51	Director, Audit Committee Chairman

The principal occupation of each director and executive officer of the Company, for at least the past five years, is as follows:

Robert W. Wright   Mr. Wright joined us as Chief Executive Officer and a Director in January 2004 and was elected Chairman in June 2004. Mr. Wright was President of WGS Capital, LLC from 1992 to 2004, a Member from 1992 to 2002 and a Managing Member from 2002 to 2004. WGS Capital, LLC is a registered Broker-Dealer with clientele in energy, insurance and shipping sectors. Prior to 1992, Mr. Wright was a consultant and financial advisor reporting to the Vice-Chairman of Credit Suisse First Boston. He was a Managing Director with Donaldson, Lufkin and Jenrette Securities Corporation in the Investment Banking Department from 1976 until 1990. He specialized in the energy sector and was involved in corporate finance, mergers, acquisitions and financial advice including fairness opinions and valuations. Prior to 1976 he was the Vice President of Corporate Development for Barber Oil Corporation heading merger and acquisition activities. Prior to Barber Oil, he was also in the Corporate Finance Department of Lepercq, deNeuflize, southeast regional manager for Raychem Corporation and field petroleum engineer for Mobil Oil of Libya, Ltd. He has a degree in Petroleum Refining Engineering from Colorado School of Mines and an MBA from Columbia University.

William F. Hayworth   Mr. Hayworth joined us as President, Chief Operating Officer and Director in June 2004. From 2002 to 2004 he served as a consultant through his wholly owned company, BAM Energy, Inc., to various energy companies acting as project manager and evaluation specialist for coal-bed methane pilot projects in Kansas, Wyoming, western Colorado and Utah. From 1997 to 2002, he was Vice President — Operations for Intoil, Inc. in Denver. His responsibilities included management and coordination of the company’s drilling and production activities as well as the design and construction of gathering facilities. Prior to this, he was the Engineering/Operations Manager for Patrick Petroleum in Houston, Texas and Jackson, Mississippi. In addition to his responsibilities for supervision of technical staff and field personnel, Mr. Hayworth evaluated potential acquisitions and divestitures for Patrick. He also spent 12 years with Phillips Petroleum where he held various reservoir and process engineering positions in the United Kingdom, Norway, Texas and Oklahoma. Mr. Hayworth holds a Bachelor of Science degree in Chemical Engineering from the University of Michigan. He is a member of the American Association of Drilling Engineers, the Rocky Mountain Association of Geologists, the International Association of Drilling Contractors, the Society of Petroleum Engineers and the Energy Finance Group.

William P. Brand, Jr.   Mr. Brand joined us as Vice President-Finance in August 2005. From 2003 until joining us, Mr. Brand was Oil and Gas Industry Practice Director for Hudson Highland/JMT Financial Partners, and his consultancy assignments included Sarbanes-Oxley 404 compliance as well as

SEC and other financial reporting projects. During 2001 through 2003, Mr. Brand held the positions of Controller and Finance Director for Orica USA Inc., which is part of the Australian-based publicly held company with major business interests in mining services, chemicals, fertilizers and consumer products. While at Orica Mr. Brand was responsible for all finance functions for Orica’s U.S., Canadian and Latin American manufacturing and mining services distribution sites. From 1994 until 2000 he was International Financial Manager/Director at Media One and U.S. West International, now AT&T Wireless International Inc.  Mr. Brand began his career at BHP Petroleum, Inc., (formerly Monsanto Oil and Monsanto Company) in 1980, and held positions including Internal Auditor, Regional Accounting/Administration Manager, and Finance Manager, International through 1994. Mr. Brand holds a B.S., Administrative Sciences, and an M.B.A. from Southern Illinois University, Carbondale, Illinois.

Thomas J. Jacobsen   Mr. Jacobsen has been a Director since January 2004. He has been the Chairman of JMG Exploration, Inc. since August 2004. He was named the President and Chief Operating Officer of JED Oil Inc. in September 2003 and assumed the position of Chief Executive Officer of JED Oil Inc. in December 2004. He has been a Director of JED Oil Inc. since September 2003. Mr. Jacobsen joined Westlinks Resources Ltd., a predecessor of Enterra Energy Trust, as a director in February 1999, and was appointed Executive Vice President, Operations in October 1999. In October 2000, he was appointed Vice Chairman of the Board of Directors. Mr. Jacobsen became Enterra Energy Corp.’s Chief Operating Officer in February 2002 and served in that position until November 2003. Mr. Jacobsen has more than 40 years experience in the oil and gas industry principally in Alberta and Saskatchewan including serving as President, Chief Operating Officer and a director of Empire Petroleum Corporation from June 2001 to April 2002, President and Chief Executive Officer of Niaski Environmental Inc. from November 1996 to February 1999, President and Chief Executive Officer of International Pedco Energy Corporation from September 1993 to February 1996, and President of International Colin Energy Corporation from October 1987 to June 1993. Mr. Jacobsen served as a director of Rimron Resources Inc., formerly Niaski Environmental Inc., from February 1, 1997 to April 1, 2003. Niaski’s proposal to its creditors under the Bankruptcy and Insolvency Act (Canada) was accepted in April 2000 and Niaski was discharged in May 2001.

Marilena C. Marrelli   Ms. Marrelli has been a Director since December 2003 and has served as the chairperson of the Compensation Committee since June 2004. She is currently a Vice President of Equity AG Finance, a privately held company, a position she has held since September 2003. Equity AG has interests in real estate and intellectual property. From 2000 to 2003 Ms. Marrelli was a Marketing Associate with Sempra Energy Trading Corp. She was responsible for marketing and sales of energy to utilities and other high energy users. She performed analysis for various energy transactions involved in marketing and trading energy commodities and their derivatives. She graduated from the University of Pennsylvania with a Bachelor of Arts Degree in Psychology and Spanish in 2000.

Joseph W. Skeehan   Mr. Skeehan has been a Director and has served as the chairperson of the audit committee since June 2004. He has been the owner of Skeehan & Company, a professional service corporation that engages in accounting, finance and consulting services to small and mid-sized companies and organizations primarily in Southern California since 1980. He has been a certified public accountant since 1978 and received a Bachelor of Science degree from California Polytechnic State University, San Luis Obispo in 1976.

Board of Directors

Our board of directors is comprised of five persons. Our directors serve for one year terms, or until an earlier resignation, death or removal, or their successors are elected. Directors receive reimbursement for their out-of-pocket costs, including travel and accommodations, relating to their attendance at any directors’ meeting. Directors are entitled to participate in our Equity Compensation Plan. In June 2004 we granted the Chairman of the audit committee 30,000 options and other independent directors 20,000 options each to acquire shares of common stock at $5.50 per share. In April 2005 we granted the outside directors an additional 10,000 options each to acquire shares of common stock at $7.50 per share. The options are fully vested and expire five years from the grant date.

Committees of the Board of Directors

Audit committee

Our audit committee consists of Mr. Skeehan, committee Chairman and designated financial expert, Mr. Jacobsen and Ms. Marrelli. All members of our audit committee are independent directors. The audit committee reviews in detail and recommends approval by the full board of our annual and quarterly financial statements, recommends approval of the remuneration of our auditors to the full board, reviews the scope of the audit procedures and the final audit report with the auditors, and reviews our overall accounting practices and procedures and internal controls with the auditors.

Compensation committee

Our compensation committee consists of Ms. Marrelli, committee Chairperson, Mr. Jacobsen and Mr. Skeehan, all of whom are independent directors. The compensation committee recommends approval to the full Board of the compensation of the Chief Executive Officer, the annual compensation budget for all other employees, bonuses, grants of stock options and any changes to our benefit plans.

OTHER BUSINESS

The management of the Company is not aware of any other matters which are to be presented to the Special Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

The above notice and Proxy Statement are sent by order of the Board of Directors.

Robert W. Wright
Chief Executive Officer

September 27, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

PRB GAS TRANSPORTATION, INC.

TO BE HELD OCTOBER 14, 2005

The undersigned hereby appoints Robert W. Wright as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of PRB Gas Transportation, Inc. held of record by the undersigned on September 23, 2005, at the Special Meeting of Shareholders to be held October 14, 2005, or any adjournment or postponement thereof.

1.                                       To amend the Company’s Amended and Restated Articles of Incorporation to change Article Sixth to provide that the number of directors shall be a variable number consisting of at least one director but no more than nine directors and that the exact number of directors shall be established by the board of directors.

FOR	AGAINST	WITHHOLD VOTE

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned Shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER THE PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH IN 1 ABOVE.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:
Print Name

PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY	Signature
PROMPTLY USING THE
ENCLOSED ENVELOPE.
Signature, if held jointly

PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING OF SHAREHOLDERS.